Exhibit 99.1

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in millions, except per share data)

	Three Months Ended [1]
	December 31, 2021	Percent of Net sales	December 25, 2020	Percent of Net sales
Net sales	$597.2	100.0%	$682.8	100.0%
Cost of sales	358.7	60.1	372.3	54.5
Gross profit	238.5	39.9	310.5	45.5
Selling, general and administrative expenses	173.5	29.1	200.9	29.4
Research and development expenses	38.9	6.5	65.0	9.5
Restructuring charges, net	9.4	1.6	21.7	3.2
Non-restructuring impairment charges	90.4	15.1	—	—
Gains on divestiture	—	—	(6.5)	(1.0)
Opioid-related litigation settlement gain	—	—	(9.3)	(1.4)
Operating (loss) income	(73.7)	(12.3)	38.7	5.7
Interest expense	(61.9)	(10.4)	(60.2)	(8.8)
Interest income	—	—	0.5	0.1
Other income, net	6.1	1.0	6.3	0.9
Reorganization items, net	(99.0)	(16.6)	(61.4)	(9.0)
Loss from continuing operations before income taxes	(228.5)	(38.3)	(76.1)	(11.1)
Income tax (benefit) expense	(24.4)	(4.1)	78.1	11.4
Loss from continuing operations	(204.1)	(34.2)	(154.2)	(22.6)
Income from discontinued operations, net of income taxes	0.1	—	1.3	0.2
Net loss	$(204.0)	(34.2)%	$(152.9)	(22.4)%

Basic loss per share:
Loss from continuing operations	$(2.41)		$(1.82)
Income from discontinued operations	—		0.02
Net loss	$(2.41)		$(1.81)
Diluted loss per share:
Loss from continuing operations	$(2.41)		$(1.82)
Income from discontinued operations	—		0.02
Net loss	$(2.41)		$(1.81)
Weighted-average number of shares outstanding
Basic weighted-average shares outstanding	84.7		84.6
Diluted weighted-average shares outstanding	84.7		84.6
(1)The Company reports its results based on a "52-53 week" year ending on the last Friday of December. The three months ended December 31, 2021 refers to the fourteen week period ended December 31, 2021 and the three months ended December 25, 2020 refers to the thirteen week period ended December 25, 2020.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONSOLIDATED ADJUSTED EBITDA
(unaudited, in millions)

	Three Months Ended
	December 31, 2021				December 25, 2020
	Gross Profit	SG&A	R&D	Adjusted EBITDA	Gross Profit	SG&A	R&D	Adjusted EBITDA
Net loss	$238.5	$173.5	$38.9	$(204.0)	$310.5	$200.9	$65.0	$(152.9)
Adjustments:
Interest expense, net	—	—	—	61.9	—	—	—	59.7
Income taxes	—	—	—	(24.4)	—	—	—	78.1
Depreciation(1)	18.1	(4.2)	(2.1)	24.4	17.7	(18.8)	(1.8)	38.3
Amortization	144.4	(0.9)	—	145.3	170.6	(0.8)	—	171.4
Restructuring charges, net	—	—	—	9.4	—	—	—	21.7
Non-restructuring impairment charge	—	—	—	90.4	—	—	—	—
Income from discontinued operations	—	—	—	(0.1)	—	—	—	(1.3)
Change in contingent consideration fair value	—	(0.2)	—	0.2	—	(7.5)	—	7.5
Significant legal and environmental charges (2)	—	(34.3)	—	34.3	0.9	(2.6)	—	(5.8)
Gains on divestiture	—	—	—	—	—	—	—	(6.5)
Separation costs	—	(0.2)	—	0.2	—	(18.4)	—	18.4
Unrealized gain on equity investment	—	—	—	0.1	—	—	—	(1.6)
Reorganization items, net	—	—	—	99.0	—	—	—	61.4
Share-based compensation	0.1	(1.5)	(0.2)	1.8	0.4	(6.0)	(1.3)	7.7
Japanese consumption tax credit	—	—	—	(6.8)	—	—	—	—
As adjusted:	$401.1	$132.2	$36.6	$231.7	$500.1	$146.8	$61.9	$296.1

(1)Includes $0.1 million and $12.3 million of accelerated depreciation in selling general and administrative expenses ("SG&A") related to restructuring charges incurred during the three months ended December 31, 2021 and December 25, 2020, respectively.
(2)Represents an increase in environmental liabilities during the three months ended December 31, 2021. The three months ended December 25, 2020 includes a $9.3 million decrease in the fair value of the opioid settlement warrants, partially offset by $2.6 million in opioid defense costs and a $0.9 million change to the retrospective Medicaid lawsuit liability.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
SEGMENT OPERATING INCOME
(unaudited, in millions)

	Three Months Ended
	December 31, 2021	December 25, 2020
Specialty Brands	$224.2	$250.7
Specialty Generics	34.1	50.9
Segment operating income	258.3	301.6
Unallocated amounts:
Corporate and unallocated expenses (1)	(60.5)	(13.8)
Depreciation and amortization	(169.7)	(209.7)
Share-based compensation	(1.8)	(7.7)
Restructuring charges, net	(9.4)	(21.7)
Non-restructuring impairment charges	(90.4)	—
Separation costs	(0.2)	(18.4)
Opioid-related litigation settlement gain	—	9.3
Medicaid lawsuit	—	(0.9)
Operating (loss) income	$(73.7)	$38.7
(1)Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
SEGMENT NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Three Months Ended
	December 31, 2021	December 25, 2020	Percent change	Currency impact	Constant-currency growth
Specialty Brands	$397.4	$506.6	(21.6)%	(0.1)%	(21.5)%
Specialty Generics	199.8	177.1	12.8	0.1	12.7
Segment net sales	597.2	683.7	(12.7)	(0.1)	(12.6)
Medicaid lawsuit	—	(0.9)	*	*	*
Net sales	$597.2	$682.8	(12.5)%	(0.1)%	(12.4)%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
SELECT PRODUCT LINE NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Three Months Ended
	December 31, 2021	December 25, 2020	Percent change	Currency impact	Constant-currency growth
Specialty Brands
Acthar Gel	$169.7	$191.3	(11.3)%	—%	(11.3)%
INOmax	110.2	135.6	(18.7)	—	(18.7)
Ofirmev	4.9	60.5	(91.9)	—	(91.9)
Therakos	68.7	64.5	6.5	(0.9)	7.4
Amitiza	41.1	50.6	(18.8)	—	(18.8)
Other	2.8	4.1	(31.7)	—	(31.7)
Specialty Brands Total	397.4	506.6	(21.6)	(0.1)	(21.5)

Specialty Generics
Hydrocodone (API) and hydrocodone-containing tablets	22.0	26.1	(15.7)	—	(15.7)
Oxycodone (API) and oxycodone-containing tablets	19.0	20.4	(6.9)	—	(6.9)
Acetaminophen (API)	69.1	58.5	18.1	—	18.1
Other controlled substances	84.8	66.1	28.3	0.2	28.1
Other	4.9	6.0	(18.3)	—	(18.3)
Specialty Generics Total	199.8	177.1	12.8	0.1	12.7
Segment net sales	597.2	683.7	(12.7)	(0.1)	(12.6)
Medicaid lawsuit	—	(0.9)	*	*	*
Net sales	$597.2	$682.8	(12.5)%	(0.1)%	(12.4)%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in millions, except per share data)

	Fiscal Year [1]
	December 31, 2021	Percent of Net sales	December 25, 2020	Percent of Net sales
Net sales (includes refined estimate of the retrospective one-time charge of $536.0 related to the Medicaid lawsuit for the fiscal year ended December 25, 2020)	$2,208.8	100.0%	$2,213.4	100.0%
Cost of sales	1,317.1	59.6	1,544.0	69.8
Gross profit	891.7	40.4	669.4	30.2
Selling, general and administrative expenses	581.8	26.3	884.1	39.9
Research and development expenses	205.2	9.3	290.8	13.1
Restructuring charges, net	26.9	1.2	37.5	1.7
Non-restructuring impairment charges	154.9	7.0	63.5	2.9
Losses (gains) on divestiture	0.8	—	(16.6)	(0.7)
Opioid-related litigation settlement loss (gain)	125.0	5.7	(43.4)	(2.0)
Medicaid lawsuit	—	—	105.1	4.7
Operating loss	(202.9)	(9.2)	(651.6)	(29.4)
Interest expense	(222.6)	(10.1)	(261.1)	(11.8)
Interest income	1.9	0.1	5.9	0.3
Other income, net	22.0	1.0	7.4	0.3
Reorganization items, net	(428.2)	(19.4)	(61.4)	(2.8)
Loss from continuing operations before income taxes	(829.8)	(37.6)	(960.8)	(43.4)
Income tax (benefit) expense	(106.3)	(4.8)	8.9	0.4
Loss from continuing operations	(723.5)	(32.8)	(969.7)	(43.8)
Income from discontinued operations, net of income taxes	6.1	0.3	25.1	1.1
Net loss	$(717.4)	(32.5)%	$(944.6)	(42.7)%

Basic loss per share:
Loss from continuing operations	$(8.54)		$(11.48)
Income from discontinued operations	0.07		0.30
Net loss	$(8.47)		$(11.18)
Diluted loss per share:
Loss from continuing operations	$(8.54)		$(11.48)
Income from discontinued operations	0.07		0.30
Net loss	$(8.47)		$(11.18)
Weighted-average number of shares outstanding:
Basic	84.7		84.5
Diluted	84.7		84.5

(1)The Company reports its results based on a "52-53 week" year ending on the last Friday of December. Fiscal 2021 consisted of 53 weeks and fiscal 2020 consisted of 52 weeks.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
CONSOLIDATED ADJUSTED EBITDA
(unaudited, in millions)
	Fiscal Year
	December 31, 2021				December 25, 2020
	Gross Profit	SG&A	R&D	Adjusted EBITDA	Gross Profit	SG&A	R&D	Adjusted EBITDA
Net loss	$891.7	$581.8	$205.2	$(717.4)	$669.4	$884.1	$290.8	$(944.6)
Adjustments:
Interest expense, net	—	—	—	220.7	—	—	—	255.2
Income taxes	—	—	—	(106.3)	—	—	—	8.9
Depreciation(1)	70.3	(17.6)	(6.8)	94.7	71.9	(35.1)	(7.0)	114.0
Amortization	577.7	(3.4)	—	581.1	767.8	(3.4)	—	771.2
Restructuring charges, net	—	—	—	26.9	—	—	—	37.5
Non-restructuring impairment charge	—	—	—	154.9	—	—	—	63.5
Income from discontinued operations	—	—	—	(6.1)	—	—	—	(25.1)
Change in contingent consideration fair value	—	7.4	—	(7.4)	—	(9.9)	—	9.9
Significant legal and environmental charges (2)	—	(34.3)	—	159.3	536.0	(55.7)	—	653.4
Losses (gains) on divestiture	—	—	—	0.8	—	—	—	(16.6)
Separation costs	—	(1.2)	—	1.2	—	(93.4)	—	93.4
Unrealized gain on equity investment	—	—	—	(4.7)	—	—	—	(3.8)
R&D upfront payment	—	—	—	—	—	—	(5.0)	5.0
Reorganization items, net	—	—	—	428.2	—	—	—	61.4
Share-based compensation	0.5	(8.1)	(1.6)	10.2	1.3	(19.9)	(4.1)	25.3
Japanese consumption tax credit	—	—	—	(6.8)	—	—	—	—
As adjusted:	$1,540.2	$524.6	$196.8	$829.3	$2,046.4	$666.7	$274.7	$1,108.6
(1)Includes $2.1 million and $12.3 million of accelerated depreciation in SG&A related to restructuring charges incurred during fiscal 2021 and 2020, respectively.
(2)Fiscal 2021 includes a $125.0 million charge related to the opioid-related litigation settlement liability and a $34.3 million increase in environmental liabilities. Fiscal 2020 includes a retrospective one-time charge of $641.1 million (the "Acthar Gel Medicaid Retrospective Rebate"), of which $536.0 million and $105.1 million have been reflected as a component of net sales and operating expenses, respectively, in the condensed consolidated statement of operations. The $105.1 million reflected as a component of operating expenses represents a pre-acquisition contingency related to the portion of the Acthar Gel Medicaid Retrospective Rebate that arose from sales of Acthar Gel prior to the Company’s acquisition of Questcor Pharmaceuticals, Inc. in August 2014. Fiscal 2020 also includes $55.7 million of opioid defense costs, partially offset by a $43.4 million decrease in the fair value of the opioid settlement warrants.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
SEGMENT OPERATING INCOME
(unaudited, in millions)

	Fiscal Year
	December 31, 2021	December 25, 2020
Specialty Brands	$812.8	$1,015.7
Specialty Generics	107.9	206.4
Segment operating income	920.7	1,222.1
Unallocated amounts:
Corporate and unallocated expenses (1)	(129.6)	(166.1)
Depreciation and amortization	(675.8)	(885.2)
Share-based compensation	(10.2)	(25.3)
Restructuring charges, net	(26.9)	(37.5)
Non-restructuring impairment charges	(154.9)	(63.5)
Separation costs	(1.2)	(93.4)
R&D upfront payment	—	(5.0)
Opioid-related litigation settlement (loss) gain	(125.0)	43.4
Medicaid lawsuit	—	(641.1)
Operating loss	$(202.9)	$(651.6)
(1)Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
SEGMENT NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Fiscal Year
	December 31, 2021	December 25, 2020	Percent change	Currency impact	Constant-currency growth
Specialty Brands	$1,547.0	$2,059.6	(24.9)%	0.2%	(25.1)%
Specialty Generics	661.8	689.8	(4.1)	0.1	(4.2)
Segment net sales	2,208.8	2,749.4	(19.7)	0.2	(19.9)
Medicaid lawsuit	—	(536.0)	*	*	*
Net sales	$2,208.8	$2,213.4	(0.2)%	0.2%	(0.4)%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	Fiscal Year
	December 31, 2021	December 25, 2020	Percent change	Currency impact	Constant-currency growth
Specialty Brands
Acthar	$593.6	$767.9	(22.7)%	—%	(22.7)%
INOmax	448.5	574.1	(21.9)	0.1	(22.0)
Ofirmev	28.9	276.5	(89.5)	—	(89.5)
Therakos	266.5	238.6	11.7	1.3	10.4
Amitiza	196.9	188.8	4.3	—	4.3
Other	12.6	13.7	(8.0)	—	(8.0)
Specialty Brands Total	1,547.0	2,059.6	(24.9)	0.2	(25.1)

Specialty Generics
Hydrocodone (API) and hydrocodone-containing tablets	82.7	98.0	(15.6)	—	(15.6)
Oxycodone (API) and oxycodone-containing tablets	68.5	68.4	0.1	—	0.1
Acetaminophen (API)	215.9	213.0	1.4	—	1.4
Other controlled substances	272.7	289.9	(5.9)	0.3	(6.2)
Other	22.0	20.5	7.3	—	7.3
Specialty Generics Total	661.8	689.8	(4.1)	0.1	(4.2)
Segment net sales	2,208.8	2,749.4	(19.7)	0.2	(19.9)
Medicaid lawsuit	—	(536.0)	*	*	*
Net sales	$2,208.8	$2,213.4	(0.2)%	0.2%	(0.4)%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in millions)

	December 31, 2021	December 25, 2020
Assets
Current Assets:
Cash and cash equivalents	$1,345.0	$1,070.6
Accounts receivable, net	439.1	538.8
Inventories	347.2	344.9
Prepaid expenses and other current assets	178.3	350.0
Total current assets	2,309.6	2,304.3
Property, plant and equipment, net	776.0	833.1
Intangible assets, net	5,448.4	6,184.5
Other assets	382.3	393.5
Total Assets	$8,916.3	$9,715.4

Liabilities and Shareholders' Equity
Current Liabilities:
Current maturities of long-term debt	$1,388.9	$3,587.9
Accounts payable	123.0	93.3
Accrued payroll and payroll-related costs	84.6	79.4
Accrued interest	17.0	26.9
Accrued and other current liabilities	328.7	331.2
Total current liabilities	1,942.2	4,118.7
Pension and postretirement benefits	30.1	34.6
Environmental liabilities	43.0	59.8
Deferred income taxes	20.9	80.6
Other income tax liabilities	83.2	100.1
Other liabilities	85.8	109.8
Liabilities subject to compromise	6,397.7	4,192.6
Total Liabilities	8,602.9	8,696.2
Shareholders' Equity:
Preferred shares	—	—
Ordinary shares	18.9	18.8
Ordinary shares held in treasury at cost	(1,616.1)	(1,616.1)
Additional paid-in capital	5,597.8	5,587.6
Retained deficit	(3,678.9)	(2,961.5)
Accumulated other comprehensive loss	(8.3)	(9.6)
Total Shareholders' Equity	313.4	1,019.2
Total Liabilities and Shareholders' Equity	$8,916.3	$9,715.4

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in millions)

	Fiscal Year
	December 31, 2021	December 25, 2020
Cash Flows From Operating Activities:
Net loss	$(717.4)	$(944.6)
Adjustments to reconcile net cash from operating activities:
Depreciation and amortization	675.8	885.2
Share-based compensation	10.2	25.3
Deferred income taxes	(59.9)	385.3
Non-cash impairment charges	154.9	63.5
Inventory provisions	11.5	18.5
Losses (gains) on divestiture	0.8	(16.6)
Other non-cash items	(13.1)	(40.2)
Reorganization items, net	22.5	10.2
Changes in assets and liabilities:
Accounts receivable, net	98.2	37.9
Inventories	(14.0)	(51.1)
Accounts payable	(1.1)	15.7
Income taxes	108.5	(433.8)
Opioid-related litigation settlement liability	125.0	—
Medicaid lawsuit	(4.2)	638.9
Other	57.7	(95.3)
Net cash from operating activities	455.4	498.9
Cash Flows From Investing Activities:
Capital expenditures	(55.3)	(47.7)
Proceeds (payments) related to divestiture, net of cash	15.7	(0.7)
Other	1.8	37.2
Net cash from investing activities	(37.8)	(11.2)
Cash Flows From Financing Activities:
Repayment of external debt	(137.5)	(139.5)
Debt financing costs	—	(9.4)
Repurchase of shares	—	(0.4)
Other	—	(36.3)
Net cash from financing activities	(137.5)	(185.6)
Effect of currency rate changes on cash	(1.9)	2.3
Net change in cash, cash equivalents and restricted cash	278.2	304.4
Cash, cash equivalents and restricted cash at beginning of period	1,127.0	822.6
Cash, cash equivalents and restricted cash at end of period	$1,405.2	$1,127.0

Cash and cash equivalents at end of period	$1,345.0	$1,070.6
Restricted cash included in prepaid expenses and other assets at end of period	24.0	20.2
Restricted cash included in other long-term assets at end of period	36.2	36.2
Cash, cash equivalents and restricted cash at end of period	$1,405.2	$1,127.0